                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 20, 2001




                            COMMUNITY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


      ILLINOIS                      0-26292                    37-1337630
   (State or other             (Commission File             (I.R.S. Employer
   jurisdiction of                  Number)                  Identification
    organization)                                                Number)


            240 E. CHESTNUT STREET
               OLNEY, ILLINOIS                                   62450-2295
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (618) 395-8676





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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On April 20, 2001, Community Financial Corp., an Illinois corporation (the "Company"), completed the sale of all of the issued and outstanding shares of capital stock of American Bank of Illinois in Highland ("American"). American was purchased by First Mid-Illinois Bank & Trust, N.A. for $3,700,000 in cash. The consideration payable pursuant to the transaction was determined through arms'-length negotiations between the parties.

            The Company will retain the cash proceeds of the sale of American as working capital.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements of businesses acquired. Not applicable.
                  -------------------------------------------

            (b)   Pro forma financial information. The following unaudited
                  -------------------------------
pro forma combined financial statements of the Company are filed herewith:

            Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2001 Unaudited Pro Forma Condensed Statement of Operations as of
              March 31, 2001
            Unaudited Pro Forma Condensed Statement of Operations as of
              December 31, 2000

            (c)   Exhibits.  See Exhibit Index.
                  --------


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                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

            The following pro forma financial information is not intended to be indicative of the actual results had these transactions occurred as of the dates indicated below nor do they purport to indicate results which may be attained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including its consolidated financial statements as of and for the three months ended March 31, 2001, included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 filed with the Securities and Exchange Commission.


                                    - 3 -

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
                                    UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                AS OF MARCH 31, 2001
                                               (Dollars in thousands)



                                                            American       Notes to
                                                            Pro Forma      American
                                             Historical    Adjustment     Adjustment    Pro Forma
                                             ----------    ----------     ----------    ---------
Assets:
      Cash and cash equivalents              $  22,950      $   1,459         (1)       $  24,409
      Securities available for sale             37,108         (3,705)        (2)          33,403
      Securities held to maturity                  859              0                         859
      Mortgage-backed securities                10,301              0                      10,301
      Loans receivable, net                    138,541        (24,083)        (2)         114,458
      Foreclosed real estate, net                  311              0                         311
      Accrued interest receivable                2,239           (295)        (2)           1,944
      Premises and equipment, net                4,913         (1,794)        (2)           3,119
      Prepaid income taxes                         434            114         (2)             548
      Deferred income taxes                        299            (31)        (2)             268
      Goodwill                                     583           (583)        (2)               0
      Other assets                                 530           (141)        (1)             389
                                             ---------      ---------                   ---------
         Total Assets                        $ 219,068      $ (29,059)                  $ 190,009
                                             =========      =========                   =========

Liabilities:
      Deposits                               $ 177,431      $ (29,371)        (2)       $ 148,060
      Federal Home Loan Bank advances            5,000              0                       5,000
      Repurchase agreements                      2,758              0                       2,758
      Escrow                                        47              0                          47
      Accrued interest payable                     444           (128)        (2)             316
      Other liabilities                            386            (52)        (2)             334
                                             ---------      ---------                   ---------
         Total Liabilities                   $ 186,066      $ (29,551)                  $ 156,515
                                             ---------      ---------                   ---------

Stockholder equity:
      Common stock                           $      26      $       0                   $      26
      Additional paid-in capital                25,641              0                      25,641
      Treasury stock                            (6,263)             0                      (6,263)
         Accumulated other comprehensive
               Income                               60             (8)        (2)              52
      Retained earnings                         13,538            500         (1)          14,038
                                             ---------      ---------                   ---------
         Total stockholder equity            $  33,002      $     492                   $  33,494
                                             ---------      ---------                   ---------

Total liabilities and stockholder equity     $ 219,068      $ (29,059)                  $ 190,009
                                             =========      =========                   =========

(1) To record the proceeds received from the sale of American of $3.7 million.

(2) To eliminate the recorded balances as of March 31, 2001.


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

                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                           FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                    (Dollars in thousands)


                                                             American     Notes to
                                                             Pro Forma    American
                                               Historical    Adjustment  Adjustment  Pro Forma
                                               ----------    ----------  ----------  ---------
Interest Income
      Loans                                     $ 3,021         $(532)      (1)       $ 2,489
      Other                                         867           (78)      (1)           789
                                                -------         -----                 -------
         Total interest income                  $ 3,888         $(610)                $ 3,278
                                                -------         -----                 -------
Interest Expense
      Deposits                                  $ 2,059         $(286)      (1)       $ 1,773
      Borrowed funds                                119           (11)      (1)           108
                                                -------         -----                 -------
         Total interest expense                 $ 2,178         $(297)                $ 1,881
                                                -------         -----                 -------

Net interest income                             $ 1,710         $(313)                $ 1,397
Provision for loan losses                            49             0       (1)            49
                                                -------         -----                 -------
         Net interest income
           after provision                      $ 1,661         $(313)                $ 1,348
Non-interest income                                 427          (122)      (1)           305
Non-interest expense                              1,682          (305)      (1)         1,377
                                                -------         -----                 -------
         Income (loss) before taxes             $   406         $(130)                $   276
Provision for (benefit from) taxes                  141           (52)      (1)            89
                                                -------         -----                 -------

         Net income from continued operations   $   265         $ (78)                $   187
Gain (Loss) on disposal of business segment      (2,516)          670       (2)        (1,846)
                                                -------         -----                 -------
         Net Income (loss)                      $(2,251)        $ 592                 $(1,659)
                                                =======         =====                 =======


Basic earnings (loss) per share                 $  0.59                               $  0.09
                                                =======                               =======
Diluted earnings (loss) per share               $  0.59                               $  0.09
                                                =======                               =======

(1) To eliminate the recorded balances.
(2) To record the gain on disposition of American.


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

                      UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2000
                                      (Dollars in thousands)


                                                               American     Notes to
                                                               Pro Forma    American
                                               Historical(3)  Adjustment   Adjustment  Pro Forma
                                               -------------  ----------   ----------  ---------
Interest Income
      Loans                                       $ 12,678      $(1,968)       (1)     $ 10,710
      Other                                          4,605         (305)       (1)        4,300
                                                  --------      -------                --------
         Total interest income                    $ 17,283      $(2,273)               $ 15,010
                                                  --------      -------                --------
Interest Expense
      Deposits                                    $  8,099      $(1,021)       (1)     $  7,078
      Borrowed funds                                 1,962          (99)       (1)        1,863
                                                  --------      -------                --------
         Total interest expense                   $ 10,061      $(1,120)               $  8,941
                                                  --------      -------                --------

Net interest income                               $  7,222      $(1,153)               $  6,069
Provision for loan losses                            2,881         (175)       (1)        2,706
                                                  --------      -------                --------
         Net interest income
           after provision                        $  4,341      $  (978)               $  3,363
Non-interest income                                  1,655         (343)       (1)        1,312
Non-interest expense                                 7,637       (1,273)       (1)        6,364
                                                  --------      -------                --------
         Income (loss) before taxes               $ (1,641)     $   (48)               $ (1,689)
Provision for (benefit from) taxes                    (477)         (19)       (1)         (496)
                                                  --------      -------                --------
         Net income from continued operations       (1,164)         (29)                 (1,193)
Gain (Loss) on Disposal of business segment             (0)           0        (2)            0
                                                  --------      -------                --------
         Net Income (loss)                        $ (1,164)     $   (29)               $ (1,193)
                                                  ========      =======                ========


Basic earnings (loss) per share                   $  (0.67)                            $  (0.70)
                                                  ========                             ========
Diluted earnings (loss) per share                 $  (0.67)                            $  (0.70)
                                                  ========                             ========

(1) To eliminate the recorded balances.
(2) To record the gain on disposition of American.
(3) Reflects adjusted balances for the previous sales of affiliated banks.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2001

                                   COMMUNITY FINANCIAL CORP.



                                   By  /s/ Wayne H. Benson
                                       --------------------------------------
                                       Wayne H. Benson
                                       President and Chief Executive Officer




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                                  EXHIBIT INDEX



Exhibit Number                            Description
--------------                            -----------

      2 Stock Purchase Agreement, dated as of January 24, 2001, by and among Community Financial Corp., American Bank of Illinois in Highland and First Mid-Illinois Bank & Trust, N.A., incorporated by reference to Exhibit 2.1 to the Company's Amendment No. 1 on Form 10-KSB dated April 30, 2001.

     99              Press Release, dated April 20, 2001.



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                                   EXHIBIT 99
                                   ----------



                                           NEWS RELEASE
                                           CONTACT:
                                           Wayne H. Benson
                                           President & Chief Executive Officer
                                           (618) 395-8676
                                           -----------------------------------
                                           FOR IMMEDIATE RELEASE




                       COMMUNITY FINANCIAL CORP. ANNOUNCES
                                  SALE OF BANK


OLNEY, Ill.--(BUSINESS WIRE)--April 20, 2001--Wayne H. Benson, President and CEO of Community Financial Corp., (Nasdaq.nms: CFIC) announced today that the Company had completed the sale for cash of all of the outstanding shares of American Bank of Illinois in Highland. American Bank of Illinois in Highland was purchased by First Mid-Illinois Bank & Trust, N.A., of Mattoon, Illinois, for $3,700,000.

The Company has also executed an Agreement of Affiliation and Merger with First Financial Corporation of Terre Haute, Indiana, for the merger of the Company with a wholly-owned subsidiary of First Financial. The Agreement is subject to regulatory and shareholder approval and, if approved, is expected to close in the late summer or early fall of 2001.